UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2012

WILHELMINA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28536	74-2781950
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas 75201
(Address of principal executive offices)  (zip code)

Registrant’s telephone number, including area code: (214) 661-7488

_____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On February 24, 2012, the employment of Sean Patterson as President of Wilhelmina International, Ltd. was terminated for cause. Wilhelmina International, Ltd. is the principal operating subsidiary of Wilhelmina International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2012	WILHELMINA INTERNATIONAL, INC.

By: /s/ John Murray
Name: John Murray
Title: Chief Financial Officer